Exhibit (h)(9)

Exhibit A to the Amended and Restated Transfer Agent Servicing Agreement –

Innovator ETFs® Trust

Funds with a unitary fee structure

Innovator Deepwater Frontier Tech ETF

Innovator S&P Investment Grade Preferred ETF

Innovator Gradient Tactical Rotation Strategy ETF

Innovator Laddered Allocation Buffer ETF™

Innovator Laddered Allocation Power Buffer ETF™

Innovator Buffer Step-Up Strategy ETF®

Innovator Power Buffer Step-Up Strategy ETF®

Innovator Uncapped Accelerated U.S. Equity ETF™

Innovator Equity Managed Floor ETF™

Innovator Nasdaq-100® Managed Floor ETF™

Innovator Hedged Nasdaq-100® ETF

Innovator U.S. Small Cap Managed Floor ETF™

Innovator International Developed Managed Floor ETF®

Innovator Equity Managed 10 Buffer ETF™

Innovator International Developed Managed 10 Buffer ETF™

Innovator Nadaq-100 Managed 10 Buffer ETF™

Innovator U.S. Small Cap Managed 10 Buffer ETF™

Innovator Equity Premium Income – Daily PutWrite ETF

Innovator U.S. Equity Buffer ETF™ – January

Innovator U.S. Equity Ultra Buffer ETF™ – January

Innovator U.S. Equity Power Buffer ETF™ – January

Innovator U.S. Equity Buffer ETF™ – February

Innovator U.S. Equity Ultra Buffer ETF™ – February

Innovator U.S. Equity Power Buffer ETF™ – February

Innovator U.S. Equity Buffer ETF™ – March

Innovator U.S. Equity Ultra Buffer ETF™ – March

Innovator U.S. Equity Power Buffer ETF™ – March

Innovator U.S. Equity Buffer ETF™ – April

Innovator U.S. Equity Ultra Buffer ETF™ – April

Innovator U.S. Equity Power Buffer ETF™ – April

Innovator U.S. Equity Buffer ETF™ – May

Innovator U.S. Equity Ultra Buffer ETF™ – May

Innovator U.S. Equity Power Buffer ETF™ – May

Innovator U.S. Equity Buffer ETF™ – June

Innovator U.S. Equity Ultra Buffer ETF™ – June

Innovator U.S. Equity Power Buffer ETF™ – June

Innovator U.S. Equity Buffer ETF™ – July

Innovator U.S. Equity Ultra Buffer ETF™ – July

Innovator U.S. Equity Power Buffer ETF™ – July

Innovator U.S. Equity Buffer ETF™ – August

Innovator U.S. Equity Ultra Buffer ETF™ – August

Innovator U.S. Equity Power Buffer ETF™ – August

Innovator U.S. Equity Buffer ETF™ – September

Innovator U.S. Equity Ultra Buffer ETF™ – September

Innovator U.S. Equity Power Buffer ETF™ – September

Innovator U.S. Equity Buffer ETF™ – October

Innovator U.S. Equity Ultra Buffer ETF™ – October

Innovator U.S. Equity Power Buffer ETF™ – October

Innovator U.S. Equity Buffer ETF™ – November

Innovator U.S. Equity Ultra Buffer ETF™ – November

Innovator U.S. Equity Power Buffer ETF™ – November

Innovator U.S. Equity Buffer ETF™ – December

Innovator U.S. Equity Ultra Buffer ETF™ – December

Innovator U.S. Equity Power Buffer ETF™ – December

Innovator U.S. Small Cap Power Buffer ETF™ – January

Innovator U.S. Small Cap Power Buffer ETF™ – February

Innovator U.S. Small Cap Power Buffer ETF™ – March

Innovator U.S. Small Cap Power Buffer ETF™ – April

Innovator U.S. Small Cap Power Buffer ETF™ – May

Innovator U.S. Small Cap Power Buffer ETF™ – June

Innovator U.S. Small Cap Power Buffer ETF™ – July

Innovator U.S. Small Cap Power Buffer ETF™ – August

Innovator U.S. Small Cap Power Buffer ETF™ – September

Innovator U.S. Small Cap Power Buffer ETF™ – October

Innovator U.S. Small Cap Power Buffer ETF™ – November

Innovator U.S. Small Cap Power Buffer ETF™ – December

Innovator Growth-100 Power Buffer ETF™ – January

Innovator Growth-100 Power Buffer ETF™ – February

Innovator Growth-100 Power Buffer ETF™ – March

Innovator Growth-100 Power Buffer ETF™ – April

Innovator Growth-100 Power Buffer ETF™ – May

Innovator Growth-100 Power Buffer ETF™ – June

Innovator Growth-100 Power Buffer ETF™ – July

Innovator Growth-100 Power Buffer ETF™ – August

Innovator Growth-100 Power Buffer ETF™ – September

Innovator Growth-100 Power Buffer ETF™ – October

Innovator Growth-100 Power Buffer ETF™ – November

Innovator Growth-100 Power Buffer ETF™ – December

Innovator International Developed Power Buffer ETF™ – January

Innovator International Developed Power Buffer ETF™ – February

Innovator International Developed Power Buffer ETF™ – March

Innovator International Developed Power Buffer ETF™ – April

Innovator International Developed Power Buffer ETF™ – May

Innovator International Developed Power Buffer ETF™ – June

Innovator International Developed Power Buffer ETF™ – July

Innovator International Developed Power Buffer ETF™ – August

Innovator International Developed Power Buffer ETF™ – September

Innovator International Developed Power Buffer ETF™ – October

Innovator International Developed Power Buffer ETF™ – November

Innovator International Developed Power Buffer ETF™ – December

Innovator Emerging Markets Power Buffer ETF™ – January

Innovator Emerging Markets Power Buffer ETF™ – April

Innovator Emerging Markets Power Buffer ETF™ – July

Innovator Emerging Markets Power Buffer ETF™ – October

Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly

Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January

Innovator U.S. Equity Accelerated Plus ETF® – January

Innovator Growth Accelerated Plus ETF® – January

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April

Innovator U.S. Equity Accelerated Plus ETF® – April

Innovator Growth Accelerated Plus ETF® – April

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July

Innovator U.S. Equity Accelerated Plus ETF® – July

Innovator Growth Accelerated Plus ETF® – July

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October

Innovator U.S. Equity Accelerated ETF® – October

Innovator U.S. Equity Accelerated Plus ETF® – October

Innovator Growth Accelerated Plus ETF® – October

Innovator U.S. Equity Accelerated ETF® – Quarterly

Innovator Growth Accelerated ETF® – Quarterly

Innovator Defined Wealth Shield ETF

Innovator Premium Income 20 Barrier ETF™ – April

Innovator Premium Income 30 Barrier ETF™ – April

Innovator Premium Income 15 Buffer ETF™ – April

Innovator Premium Income 20 Barrier ETF™ – July

Innovator Premium Income 30 Barrier ETF™ – July

Innovator Premium Income 10 Barrier ETF™ – October

Innovator Premium Income 20 Barrier ETF™ – October

Innovator Premium Income 30 Barrier ETF™ – October

Innovator Premium Income 40 Barrier ETF™ – October

Innovator Premium Income 9 Buffer ETF™ – October

Innovator Premium Income 15 Buffer ETF™ – October

Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly

Innovator U.S. Equity 10 Buffer ETF™ – Quarterly

Innovator Premium Income 20 Barrier ETF™ – January

Innovator Premium Income 30 Barrier ETF™ – January

Innovator Premium Income 15 Buffer ETF™ – January

Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly

Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly

Innovator International Developed 10 Buffer ETF™ – Quarterly

Innovator Emerging Markets 10 Buffer ETF™ – Quarterly

Innovator Premium Income 15 Buffer ETF™ – July

Innovator Equity Defined Protection ETF® – 2 Yr to January 2026

Innovator Equity Defined Protection ETF® – 2 Yr to April 2026

Innovator Equity Defined Protection ETF® – 2 Yr to July 2026

Innovator Equity Defined Protection ETF® – 2 Yr to October 2026

Innovator Equity Defined Protection ETF® – 2 Yr to January 2027

Innovator Equity Defined Protection ETF® – 2 Yr to April 2027

Innovator Equity Defined Protection ETF® – 2 Yr to July 2027

Innovator Equity Defined Protection ETF® – 2 Yr to October 2027

Innovator Equity Defined Protection ETF® – 1 Yr January

Innovator Equity Defined Protection ETF® – 1 Yr February

Innovator Equity Defined Protection ETF® – 1 Yr March

Innovator Equity Defined Protection ETF® – 1 Yr April

Innovator Equity Defined Protection ETF® – 1 Yr May

Innovator Equity Defined Protection ETF® – 1 Yr June

Innovator Equity Defined Protection ETF® – 1 Yr July

Innovator Equity Defined Protection ETF® – 1 Yr August

Innovator Equity Defined Protection ETF® – 1 Yr September

Innovator Equity Defined Protection ETF® – 1 Yr October

Innovator Equity Defined Protection ETF® – 1 Yr November

Innovator Equity Defined Protection ETF® – 1 Yr December

Innovator Equity Defined Protection ETF® – 6 Mo Jan/Jul

Innovator Equity Defined Protection ETF® – 6 Mo Apr/Oct

Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly

Innovator Equity Managed 100 Buffer ETF™

Innovator Equity Dual Directional 10 Buffer ETF™ – July

Innovator Equity Dual Directional 15 Buffer ETF™ – July

Innovator Equity Dual Directional 10 Buffer ETF™ – September

Innovator Equity Dual Directional 15 Buffer ETF™ – September

Innovator Equity Dual Directional 10 Buffer ETF™ – October

Innovator Equity Dual Directional 15 Buffer ETF™ – October

Innovator Equity Dual Directional 10 Buffer ETF™ – November

Innovator Equity Dual Directional 15 Buffer ETF™ – November

Innovator Equity Dual Directional 10 Buffer ETF™ – December

Innovator Equity Dual Directional 15 Buffer ETF™ – December

Innovator Equity Dual Directional 10 Buffer ETF™ – January

Innovator Equity Dual Directional 15 Buffer ETF™ – January

Innovator Equity Dual Directional 10 Buffer ETF™ – February

Innovator Equity Dual Directional 15 Buffer ETF™ – February

Innovator Equity Dual Directional 10 Buffer ETF™ – March

Innovator Equity Dual Directional 15 Buffer ETF™ – March

Innovator Equity Dual Directional 10 Buffer ETF™ – April

Innovator Equity Dual Directional 15 Buffer ETF™ – April

Innovator Equity Dual Directional 10 Buffer ETF™ – May

Innovator Equity Dual Directional 15 Buffer ETF™ – May

Innovator Equity Dual Directional 10 Buffer ETF™ – June

Innovator Equity Dual Directional 15 Buffer ETF™ – June

Innovator Equity Dual Directional 5 Buffer ETF™ – Quarterly

Innovator Growth-100 Dual Directional 5 Buffer ETF™ – Quarterly

Innovator Equity Autocallable Income Strategy ETF

Innovator Index Autocallable Income Strategy ETF